UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 26, 2006
WESTWOOD ONE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14691	95-3980449

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 West 57th Street, 5th Floor
New York, NY	10019

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 641-2000
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement.
     On June 30, 2006, Westwood One, Inc. (the “Company”) entered into an agreement with Andrew Zaref, the Chief Financial Officer of the Company, regarding the terms of an extension to his existing employment agreement (the “Employment Agreement”) with the Company. Pursuant to the terms of such amendment (“Amendment”), Mr. Zaref will continue to serve as the Company’s Chief Financial Officer until June 30, 2009 at an annual base salary of $500,000, effective July 1, 2006. Mr. Zaref will be eligible for a discretionary bonus target of $275,000 for calendar year 2006 and $350,000 for any calendar year after 2006, as further described in the Amendment. He will receive a signing bonus of 25,000 shares of restricted stock of the Company on June 30, 2006 and beginning in each calendar year after 2006, Company management will recommend Zaref receive not less than 75% of the equity compensation awarded in such year to the Company’s Chief Executive Officer. Such awards grant shall be issued pursuant to the terms of the Company’s 2005 Equity Compensation Plan, which was adopted by the Company’s stockholders on May 25, 2005. Except as expressly provided in the Amendment, all provisions of Zaref’s existing Employment Agreement will remain unmodified and continue in full force and effect.
     The foregoing description is qualified in its entirety by reference to the Amendment which is attached hereto as Exhibit 99.1, the terms of which are incorporated by reference herein in their entirety. A copy of Zaref’s Employment Agreement was filed with the SEC on March 16, 2005 as Exhibit 10.15 to the Company’s annual report on Form 10-K for the year ended December 31, 2004. CBS Radio Inc. (“CBS Radio”), a wholly-owned subsidiary of CBS Corporation, manages the business and operations of the Company pursuant to the terms of a management agreement. Pursuant to such agreement, CBS Radio provides the services of a chief executive officer and a chief financial officer to the Company and accordingly, reimburses the Company for Mr. Zaref’s salary and bonus.
Section 5 Corporate Governance and Management
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
(b)	On June 26, 2006, Dennis Holt notified the Company of his intention to resign as a director of the Company, effective July 7, 2006.
Section 9 Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
     The following is a list of the exhibits filed as a part of this Form 8-K:

Exhibit
No.	Description of Exhibit

99.1	Amendment No. 1 to Employment Agreement, dated as of June 30, 2006, between Westwood One, Inc. and Andrew Zaref.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTWOOD ONE, INC.

Date: June 30, 2006	By:	/s/ David Hillman

		Name:	David Hillman
		Title:	EVP, Business Affairs, General
Counsel and Secretary

EXHIBIT INDEX
Current Report on Form 8-K
dated June 26, 2006
Westwood One, Inc.

Exhibit
No.	Description of Exhibit

99.1	Amendment No. 1 to Employment Agreement, dated as of June 30, 2006, between Westwood One, Inc. and Andrew Zaref.